Supplement dated August 10, 2015 to Prospectuses dated May 1, 2006 for Touchstone Gold and Touchstone Advisor Flexible Premium Variable Annuities and Prospectus dated May 1, 2000 for

Touchstone Select Flexible Premium Variable Annuity

Issued by Western-Southern Life Assurance Company through its Separate Account 1

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by Western-Southern Life Assurance Company.  Please retain this supplement for future reference.

The following changes are effective August 31, 2015.

Fund Name Change — The Touchstone VST Mid Cap Growth Fund will change its name to Touchstone VST Focused Fund.  All references in the prospectuses are changed accordingly.

Description of the Touchstone VST Focused Fund — The Touchstone VST Focused Fund seeks capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in equity securities. The fund may invest in companies of any market capitalization in seeking to achieve its investment goal.  The advisor seeks to invest in companies that are trading below its estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, higher customer loyalty, or a government barrier (e.g., license or subsidy).  The fund will generally hold 25 to 40 companies with residual cash and equivalents expected to represent less than 10% of the fund’s net assets.  The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may also invest in securities of emerging market countries. Emerging market countries are generally countries not included in the MSCI World Index.  Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, OH 45202, an affiliate of Integrity Life Insurance Company, is the sub-advisor for the fund.

Total Annual Portfolio Operating Expenses for the Touchstone VST Focused Fund

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Focused Fund	0.70%	0.00%	0.52%	0.00%	1.22%	0.01%	1.21%

For more information about the Touchstone VST Focused Fund, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-669-2796.